UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2026
VISA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33977 (Commission File Number)	26-0267673 (IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California (Address of Principal Executive Offices)	94128-8999 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 432-3200
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.250% Senior Notes due 2028	V28	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
3.125% Senior Notes due 2033	V33	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange
3.500% Senior Notes due 2037	V37	New York Stock Exchange
3.875% Senior Notes due 2044	V44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On February 3, 2026, Visa Inc. (the “Company”) announced an offering of $900,000,000 of its 3.800% Senior Notes due 2029 (the “2029 Notes”), $750,000,000 of its 4.100% Senior Notes due 2031 (the “2031 Notes”), $700,000,000 of its 4.400% Senior Notes due 2033 (the “2033 Notes”) and $650,000,000 of its 4.700% Senior Notes due 2036 (the “2036 Notes,” and together with the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”).
The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated February 3, 2026 among the Company and the several underwriters named therein, under the Company’s automatic shelf registration statement as amended (the “Registration Statement”) on Form S-3 (Registration No. 333-280966), filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2024. The Company has filed with the SEC a prospectus supplement dated February 3, 2026, together with the accompanying prospectus dated July 24, 2024, relating to the offer and sale of the Notes. The Notes were issued on February 12, 2026 pursuant to an indenture dated as of December 14, 2015 (the “Indenture”) between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. The Notes are unsecured obligations of the Company. The Indenture also contains customary event of default provisions. The following table summarizes information about the Notes and the offering thereof.

Title of securities	3.800% Senior Notes due 2029	4.100% Senior Notes due 2031	4.400% Senior Notes due 2033	4.700% Senior Notes due 2036
Aggregate principal amount sold	$900,000,000	$750,000,000	$700,000,000	$650,000,000
Maturity date	February 12, 2029	February 12, 2031	February 12, 2033	February 12, 2036
Public offering price	99.885% of the principal amount	99.866% of the principal amount	99.744% of the principal amount	99.881% of the principal amount
Interest payment dates	Semi-annually on each February 12 and August 12 commencing on August 12, 2026	Semi-annually on each February 12 and August 12 commencing on August 12, 2026	Semi-annually on each February 12 and August 12 commencing on August 12, 2026	Semi-annually on each February 12 and August 12 commencing on August 12, 2026
Coupon	3.800%	4.100%	4.400%	4.700%
Optional redemption	Prior to January 12, 2029, make-whole call at the applicable Treasury Rate (as defined in the 2029 Notes) plus 5 basis points; par call at any time thereafter	Prior to January 12, 2031, make-whole call at the applicable Treasury Rate (as defined in the 2031 Notes) plus 5 basis points; par call at any time thereafter	Prior to December 12, 2032, make-whole call at the applicable Treasury Rate (as defined in the 2033 Notes) plus 10 basis points; par call at any time thereafter	Prior to November 12, 2035, make-whole call at the applicable Treasury Rate (as defined in the 2036 Notes) plus 10 basis points; par call at any time thereafter
The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of the Notes. Each of the Underwriting Agreement and the forms of the 2029 Notes, the 2031 Notes, the 2033 Notes and the 2036 Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively. The Indenture was previously incorporated by reference into the Registration Statement pursuant to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 14, 2015. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1; and a consent relating to such incorporation of such opinion is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated February 3, 2026 among Visa Inc. and the several underwriters named therein

4.1	Form of 3.800% Senior Notes due 2029

4.2	Form of 4.100% Senior Notes due 2031

4.3	Form of 4.400% Senior Notes due 2033

4.4	Form of 4.700% Senior Notes due 2036

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date:	February 12, 2026	By:	/s/ Chris Suh
Chris Suh
Chief Financial Officer